UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 21, 2011

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On Tuesday, January 25, 2011, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release after the close of the market announcing its financial and operating results for the three months ended December 31, 2010, the second fiscal quarter of the Company's fiscal year ending June 30, 2011.  There was a typographical error in the initial press release that was corrected.  A copy of the corrected press release is attached to this report as Exhibit 99.1.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2011, Chris Hines resigned from his position as the Company's Executive Vice President of Sales and Marketing effective immediately.  Mr. Hines and the Company have entered into a Separation Agreement, General Release, and Non-Competition, Non-Disclosure, and Non-Solicitation Agreement (the "Agreement").

Under the Agreement, the Company will pay an amount equal to Mr. Hines' current annual salary in periodic payments through January 21, 2012, and continue certain employment related insurance benefits and auto benefits through February 1, 2011. The Company will also make a one time payment to Mr. Hines in the amount of $70,000. In consideration of the foregoing, Mr. Hines has agreed to certain restrictions on (i) disclosure of proprietary information of the Company for a period of twenty-four months, (ii) disparagement of the Company, (iii) solicitation of the Company's employees, customers, and independent contractors for a period of twelve months, and (iv) engagement in competition with the Company for a period of twelve months.  Mr. Hines has also agreed to a general release of the Company.

The above summary of the material terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2011.

Item 7.01                      Regulation FD Disclosure.

On January 25, 2011, the Company issued a press release announcing the resignation of Mr. Hines. A copy of the press release announcing the resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
99.1
Celadon Group, Inc. press release announcing financial and operating results for the three months ended December 31, 2010, the second fiscal quarter of the Company's fiscal year ending June 30, 2011, and the resignation of Mr. Hines.

The information contained in this report (Items 2.02, 7.01, and 9.01) and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the second-to-last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: January 25, 2011	By:	/s/ Paul Will
Paul Will
President, Chief Operating Officer, and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Celadon Group, Inc. press release announcing financial and operating results for the three months ended December 31, 2010, the second fiscal quarter of the Company's fiscal year ending June 30, 2011, and the resignation of Mr. Hines.